SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

Date of Report                                Date of earliest event reported
November 7, 2002                                             October 25, 2002

                         CARDIOTECH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    000-28034
                            (Commission File Number)

Massachusetts                                         04-3186647
(State  or  other                                     (IRS  Employer
jurisdiction  of                                      Identification No.)
incorporation)

                               78E Olympia Avenue
                                Woburn, MA 01801
              (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (781) 933-4772



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Item  5.  Other  events

     On October 28, 2002, CardioTech International, Inc., a Massachusetts corporation ("CardioTech"), (AMEX:CTE) and Gish Biomedical Inc., a California corporation ("Gish") (NASDAQ:GISH), announced the execution of a definitive agreement permitting CardioTech to acquire Gish. Assuming the consummation of the transaction, each issued and outstanding share of Gish common stock will be exchanged for 1.3422 shares of CardioTech common stock. Based on the number of shares of Gish common stock issued and outstanding, as of the date of the agreement, CardioTech will be required to issue approximately 4,820,000 new shares of CardioTech common stock in the transaction. The acquisition is subject to obtaining the approval of the shareholders of CardioTech and Gish. There are other customary closing conditions which must be satisfied before the transaction could be finalized. Assuming all of the conditions are satisfied, the transaction is expected to close in the first quarter of calendar year 2003. The transaction will be structured as a tax-free reorganization.

     Gish is located in Rancho Santa Margarita, California, and specializes in the manufacture and sale of products used in open-heart surgery, vascular access and orthopedic surgery. Gish is registered as a medical device manufacturer with the FDA, the European Union and state agencies, such as the California Department of Health Services.


Item  7.  Financial Statements and Exhibits

Exhibits.

     The following exhibits are filed as part of this report pursuant to Item 601 of Regulation S-B:

          Exhibit
          Number             Description
          ---------          -----------

          2.1 Agreement And Plan Of Merger And Reorganization dated as of October 25, 2002, by and among CardioTech International, Inc., Gish Acquisition Corp. and Gish Biomedical, Inc.

          99.1 CardioTech International, Inc. Press Release, dated October 28, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CardioTech International, Inc. has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



Date:  November 7, 2002                        CARDIOTECH INTERNATIONAL, INC.


                                               By:  /s/ Michael Szycher
                                                    ----------------------------
                                                    Michael  Szycher,  Ph.D.
                                                    Chief  Executive  Officer

                                  EXHIBIT INDEX


          Exhibit
          Number             Description
          ---------          -----------

          2.1 Agreement And Plan Of Merger And Reorganization dated as of October 25, 2002, by and among CardioTech International, Inc., Gish Acquisition Corp. and Gish Biomedical, Inc.

          99.1 CardioTech International, Inc. Press Release, dated October 28, 2002.


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